U.S. SECURITIES AND EXCHANGE COMMISSION
                               Washington, D.C. 20549


                                   FORM 8-K/A


                                  CURRENT REPORT


                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): May 4, 2004


                          FREESTAR TECHNOLOGY CORPORATION
            (Exact name of registrant as specified in its charter)


                                       Nevada
           (State or jurisdiction of incorporation or organization)


                                      0-28749
                            (Commission File Number)


                                     88-0446457
                    (I.R.S. Employer Identification Number)


     Calle Fantino Falco, J.A. Baez Building, 2nd Floor, Santo Domingo,
                             Dominican Republic
                 (Address of principal executive offices)


             Registrant's telephone number:  (809) 503-5911


          Former name or former address, if changed since last report)

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

     On May 4, 2004, the Registrant entered into an Asset Purchase Agreement ("Agreement") with Unipay, Inc., a North Carolina corporation ("Seller"), and Unicomp, Inc., a Colorado corporation and sole shareholder of Unipay ("Stockholder") (see Exhibit 2). The Seller, among other operations, provides or acts as an electronic gateway between sellers of goods and services and processors of payments for those goods and services made via credit cards and debit cards, presently located at the Seller's facility in Murphy, North Carolina. Under the terms of the Agreement, the Registrant agreed to purchase all of the Seller's assets and properties used in connection with the operation of this business, with no assumption of liabilities. The terms of the Agreement, the Registrant was obligated to pay the purchase price for these assets, which is the sum of (a) $150,000, which is to be paid to the Seller on or before July 1, 2004; and (b) 10,000,000 restricted shares of the Registrant's common stock, which have an agreed upon value of $1,000,000.

     On June 14, 2004, the Registrant informed the Seller and the
Stockholder that due to the failures of these parties to perform as required under the Agreement, including blocking access to the North Carolina premises, preventing transfer of assets, and failing to deliver business and other documents, the purchase transaction is terminated. The Registrant paid $25,000 in connection with the Agreement and issued the 10,000,000 restricted shares; the company expects to recover the 10,000,000 shares and will cancel them upon receipt.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

Exhibits.

     Exhibits included are set forth in the Exhibit Index pursuant to Item 601 of Regulation S-B.


                                SIGNATURE

     Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                       FreeStar Technology Corporation



Dated: June 24, 2004                   By: /s/ Paul Egan
                                       Paul Egan, President

                                  EXHIBIT INDEX

Number                   Description

2.1     Asset Purchase Agreement between the Registrant, and
        Unipay, Inc. and its stockholder, Unicomp, Inc., dated May 4, 2004 (incorporated by reference to Exhibit 2.1 of the Form 8-K filed on May 20, 2004).

2.2     Registration Rights Agreement between the Registrant, and
        Unipay, Inc. and its stockholder, Unicomp, Inc., dated May 4, 2004 (incorporated by reference to Exhibit 2.2 of the Form 8-K filed on May 20, 2004).

2.3     Non-Competition and Non-Disclosure Agreement between the
        Registrant and Unicomp, Inc., dated May 4, 2004
        (incorporated by reference to Exhibit 2.3 of the Form 8-K filed on May 20, 2004).